SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007

THE PEOPLES BANCTRUST COMPANY, INC.

(Exact name of Registrant as Specified in Charter)

Alabama	0-13653	63-0896239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 Broad Street, Selma, Alabama 36701

(Address of Principal Executive Offices)

(334) 875-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

The description of the Stock Option Cancellation Agreements with directors and executive officers of The Peoples BancTrust Company, Inc. set forth under Item 5.02 is hereby incorporated by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Agreement and Plan of Merger dated as of May 21, 2007 (the “Merger Agreement”), between BancTrust Financial Group, Inc. (“BancTrust”) and The Peoples BancTrust Company, Inc. (“Peoples”), each outstanding option to acquire Peoples common stock granted under Peoples’ stock option and incentive plans will be cancelled at the effective time of the merger of Peoples with and into BancTrust. As consideration for the cancellation, the option holder will receive a cash payment equal to the number of Peoples shares subject to the option multiplied by the excess, if any, of the per share value (based on an average closing price of BancTrust common stock) of the merger consideration to be received by holders of Peoples common stock over the exercise price per share of the shares subject to the option, less any required tax withholding.

Peoples and BancTrust have entered into Stock Option Cancellation Agreements (the “Agreements”) with the following directors and executive officers of Peoples:

Name	Title	Peoples Shares Underlying Options	Exercise Price Per Share
Johnny Crear	Director	286	$13.98
		391	10.23
		344	11.62
		273	14.60
		300	18.50

		1,594

Harry W. Gamble, Jr.	Director	300	$18.50

Don J. Giardina	Director, President and Chief Executive Officer	50,000	$19.14

Ted M. Henry	Director	286	$13.98
		391	10.23
		344	11.62
		273	14.60
		300	18.50

		1,594

Edith Morthland Jones	Director	286	$13.98
		391	10.23
		344	11.62
		273	14.60
		300	18.50

		1,594

D. Joseph McInnes	Director	300	$18.50

Thomas E. Newton	Director	300	$18.50

2

David Y. Pearce	Director	300	$18.50

Julius E. Talton, Jr.	Director	286	$13.98
		391	10.23
		344	11.62
		273	14.60
		300	18.50

		1,594

Daniel P. Wilbanks	Director	300	$18.50

Andrew C. Bearden, Jr.	Executive Vice President	2,970	$26.59
		2,970	17.55
		1,980	11.59
		2,640	11.31
		2,700	12.75
		3,100	12.83
		6,000	18.50

		22,360

Gerald F. Holley	Executive Vice President	1,500	$12.75
		2,250	12.83
		6,000	18.50

		9,750

M. Scott Patterson	Executive Vice President	2,970	$26.59
		2,970	17.55
		1,980	11.59
		2,640	11.31
		2,700	12.75
		2,850	12.83
		4,500	18.50

		20,610

Terry S. Pritchett	Executive Vice President	1,000	$18.50
		3,500	20.09

		4,500

Jefferson G. Ratcliffe	Senior Vice President	1,760	$17.55
		1,320	11.59
		1,760	11.31
		1,800	12.75
		1,900	12.83
		4,500	18.50

		13,040

Thomas P. Wilbourne	Senior Vice President	2,100	$18.50

3

The purpose of the Agreements is to confirm the option holders’ acceptance of the cash payment under the Merger Agreement in exchange for the surrender of their options granted under Peoples’ stock option and incentive plans.

The foregoing description of the Agreements is qualified in its entirely by reference to the text of the Agreements, a form of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 10.1	Form of Stock Option Cancellation Agreement

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2007	THE PEOPLES BANCTRUST COMPANY, INC.

	By:	/s/ Don J. Giardina
	Name:	Don J. Giardina
	Title:	President and Chief Executive Officer

5